                                                                   EXHIBIT 13(a)

                  DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                        STATE          CONTROL                BUSINESS
                     COMPANY                       OF ORGANIZATION    OWNERSHIP               PRINCIPAL
------------------------------------------------------------------------------------------------------------------
345 East 94th Street Associates, LLC                     NY              50%        Investment Related Company
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400 West 43rd Street Partners, LLC                       NY              50%        Investment Related Company
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501 West 41st Street Associates, LLC                     NV              50%        Investment Related Company
------------------------------------------------------------------------------------------------------------------
520 West 43rd Street Partners, LLC                       NY              50%        Investment Related Company
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Anchor Series Trust                                      MA              100%       Massachusetts business trust
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Advantage Capital Corporation                            NY              100%       Broker-dealer; registered
                                                                                    investment adviser
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AIG Advisor Group Inc.                                   MD              100%       Holding Company
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AIG Retirement Services, Inc ("AIGRS")                   DE              100%       Holding Company
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                                                                                    Acts as Clearing House for
AIG SunAmerica Real Estate & Office Administration       CA              100%       Real Estate Activities
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American General Securities Incorporation                TX              100%       Broker-dealer; registered
                                                                                    investment adviser
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American International Group, Inc.                       DE                         Ultimate Parent company of
                                                                                    AIGRS
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Amsun Realty Holdings                                    CA              85%        Real Estate Related
                                                                                    Investment Company
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Anchor Forum Portales I, LLC                             DE              100%       Investment Related Company
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Anchor Pathway Fund                                      MA              100%       Massachusetts business trust
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Arrowhead SAHP Corp.                                     NM              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
Charleston Bay SAHP Corp                                 DE              100%       Invests in multi-family real
                                                                                    estate development
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Crossing SAHP Corp.                                      DE              100%       Invests in multi-family real
                                                                                    estate development
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DIL/SAHP Corp.                                           DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
Financial Services Corporation                           GA              100%       Holding Company
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First SunAmerica Life Insurance Company                  NY              100%       Life Insurance Company
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Five Long Island Properties, LLC                         DE              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
Forest SAHP Corp.                                        DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
FSC Agency, Inc.                                         GA              100%       Holding Company
------------------------------------------------------------------------------------------------------------------
FSC Securities Corporation                               DE              100%       Broker-dealer; registered
                                                                                    investment adviser
------------------------------------------------------------------------------------------------------------------
Grand Savannah SAHP Corp                                 DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
Houston Warehouse Corp.                                  CA              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
Metrocorp, Inc.                                          CA              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
MM Enhancement, LLC                                      MD              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
New California Life Holdings, Inc.                       DE              33%        Holding Company
------------------------------------------------------------------------------------------------------------------
Prairie SAHP Corp.                                       DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
Royal Alliance Associates, Inc.                          DE              100%       Broker-dealer; registered
                                                                                    investment adviser
------------------------------------------------------------------------------------------------------------------
SA Affordable Housing, LLC                               DE              100%       Tax-credit investment
                                                                                    related company
------------------------------------------------------------------------------------------------------------------
SAAHP GP Corp.                                           DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SagePoint Financial, Inc.                                DE              100%       Broker-dealer
------------------------------------------------------------------------------------------------------------------
SAHP - Chancellor II, LLC.                                N              99%        Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SAHP - Chancellor, LLC.                                  NV              99%        Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SAHP - MBA LLC                                           NV              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SAAHP Civic LLC                                          DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SAHP-McSHA LLC                                           NV              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SAHP-Yarco LLC                                           NV              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SAII Birchmont Investor, LLC                             DE              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
SAL Investment Group Inc.                                CA              100%       Holding Company
------------------------------------------------------------------------------------------------------------------
SCSP Corp.                                               DE              100%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
Seasons Series Trust                                     MA              100%       Massachusetts business trust
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SLP Housing I, LLC                                       NV              100%       Real estate development
------------------------------------------------------------------------------------------------------------------
SLP Housing II, LLC                                      NV              100%       Real estate development
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SLP Housing III,  LLC                                    NV              100%       Real estate development
------------------------------------------------------------------------------------------------------------------
SLP Housing IV, LLC                                      NV              100%       Real estate development
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SLP Housing V, LLC                                       NV              100%       Real estate development
------------------------------------------------------------------------------------------------------------------
SLP Housing VI, LLC                                      NV              100%       Real estate development
------------------------------------------------------------------------------------------------------------------
SLP Housing VII, LLC                                     NV              100%       Real estate development
------------------------------------------------------------------------------------------------------------------
Solus Quorum Tampa, LLC                                  DE              85%        Investment Related Company
------------------------------------------------------------------------------------------------------------------
Solus Hotel Portfolio Holding Company, LLC               DE              85%        Holding Company
------------------------------------------------------------------------------------------------------------------
SubGen NT, Inc.                                          DE              100%       Real Estate Investment
                                                                                    Related Company
------------------------------------------------------------------------------------------------------------------
Sun GP Corp.                                             CA              100%       Real Estate Investment
                                                                                    Related Company
------------------------------------------------------------------------------------------------------------------
Sun Qourum LLC                                           DE              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
SunAmerica (Cayman) Insurance Company, LTD         Cayman Islands        100%       Captive Insurance Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Finance Corp.              DE              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners, Inc.             CA              100%       Holding Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Asset Management Corp.                        DE              100%       Asset management company
------------------------------------------------------------------------------------------------------------------
SunAmerica Capital Services, Inc.                        DE              100%       Distributor
------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund First & 94th, LLC                NY              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund West 41st, LLC                   DE              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund West 42nd, LLC                   NV              100%       Investment Related Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Investments, Inc.                             GA              100%       Holding Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Investments(Cayman)                     Cayman Islands        100%       Holding Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Life Assurance Company                        AZ              100%       Life Insurance Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Life Insurance Company                        AZ              100%       Life Insurance Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Mortgages, Inc.                               DE              100%       Holding Company
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SunAmerica New Markets Tax Credit Fund 2 LLC             NV             0.01%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund I LLC             NV             0.01%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund LLC               NV             0.01%       Invests in multi-family real
                                                                                    estate development
------------------------------------------------------------------------------------------------------------------
SunAmerica Realty Partners                               CA              85%        Investment Related Company
------------------------------------------------------------------------------------------------------------------
SunAmerica Retirement Markets, Inc.                      MD              100%       Marketing Company
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SunAmerica Series Trust                                  MA              100%       Massachusetts business trust
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SunAmerica Venture Fund 2000, LP                         DE              100%       Investment Related Company
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Tierra Vista SAHP Corp.                                  FL              100%       Invests in multi-family real
                                                                                    estate development
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UG Corporation                                           CA              100%       Holding Company
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